UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 13, 2005 (May 9, 2005)

Date of Report (Date of earliest event reported)

NationsHealth, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	000-50348	06-1688360
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

13650 NW 8th Street, Suite 109
Sunrise, FL 33325

(Address of Principal Executive Offices)

(954) 903-5000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02 – Non-reliance on previously issued financial statements or a related audit report or completed interim review

(b) On May 9, 2005, NationsHealth, Inc. (the “Company”) determined, after receiving notice from its current independent registered public accounting firm, Ernst & Young LLP (“E & Y”), that certain action should be taken, as detailed below, to prevent future reliance on the financial statements included in its Form 10-KSB for the year ended December 31, 2004, filed on March 25, 2005 (the “Form 10-KSB”) and that it would file a Form 10-KSB/A to amend the Form 10-KSB for the year ended December 31, 2004, and restate the financial statements for the purpose of classifying the Company’s outstanding balance on its line of credit as a current liability as of December 31, 2004.

      The Company’s revolving line of credit agreement with CapitalSource LLC expires in April 2007. However, the credit agreement requires the Company to maintain a lock-box arrangement (whereby amounts received into the lock-box are applied to reduce the revolving credit facility outstanding) and contains certain subjective acceleration clauses which are triggered in the event of a material adverse event. In light of these conditions, the Company has classified its borrowings under the revolving credit agreement as a current liability in accordance with the provisions set forth in Emerging Issues Task Force (EITF) Issue No. 95-22, “Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements That Include both a Subjective Acceleration Clause and a Lock-Box Arrangement.” Accordingly, the balance sheet as of December 31, 2004 accompanying the Form 10-KSB, Notes 3 and 6 thereto and the Contractual Obligations table, in Item 6 of the Form 10-KSB, will be restated and the amount owed under the line of credit previously reported as long-term debt will be classified as a current liability. This revised information will be included in Form 10-KSB/A. The Company contacted its former independent registered public accounting firm Rachlin Cohen & Holtz LLP (“Rachlin”), which audited the Company’s 2004 consolidated financial statements. The former independent registered public accounting firm agreed with the Company’s proposed restatement and the Form 10-KSB/A will include a revised report of the former independent registered public accounting firm on the restated financial statements included in Form 10-KSB/A.

      The Company’s audit committee has discussed the classification of outstanding borrowings under the Company’s line of credit with E & Y and requested them to furnish a letter addressed to the Securities and Exchange Commission stating whether E & Y agrees with the statements made above by the Company. The Company’s Management discussed the classification of the Company’s line of credit with Rachlin and requested them to furnish a letter addressed to the Securities and Exchange Commission stating whether Rachlin agrees with the statements made above by the Company.These letters are attached to this current report as Exhibits 99.1 and 99.2, respectively, which exhibits are incorporated herein by reference in their entirety.

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Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated May 12, 2005.
99.2	Letter from Rachlin Cohen & Holtz LLP to the Securities and Exchange Commission dated May 12, 2005.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSHEALTH, INC.
Date: May 13, 2005	By:	/s/ Timothy Fairbanks
Timothy Fairbanks
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated May 12, 2005.
99.2	Letter from Rachlin Cohen & Holtz LLP to the Securities and Exchange Commission dated May 12, 2005.

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